UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 16, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events and Required FD Disclosure.

On December 16, 2003, the Company issued a press release updating its earnings outlook for the fourth quarter of 2003 and the year 2004.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit:

99	Press Release dated December 16, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: December 16, 2003

EXHIBIT INDEX

to

Black Hills Corporation
December 16, 2003 Form 8-K

Exhibit Number	Description

99	Press Release dated December 16, 2003.